Exhibit 10.5

OMNIBUS AMENDMENT No. 4

to

TECHNOLOGY LICENSE AGREEMENT

and

SYSTEM AND LEAD DEVELOPMENT AND TRANSFER AGREEMENT

This OMNIBUS AMENDMENT (this “Amendment”) is made as of this 19th day of March, 2014, by and between (i) MRI Interventions, Inc., a Delaware corporation formerly known as SurgiVision, Inc. (the “Company”), and (ii) Boston Scientific Neuromodulation Corporation, a Delaware corporation formerly known as Advanced Bionics Corporation (“BSN”). Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings set forth in the Development Agreement referred to below.

WHEREAS, the Company and BSN entered into that certain System and Lead Development and Transfer Agreement dated as of December 30, 2005, as amended by that certain Amendment No. 1 dated as of May 31, 2006, as further amended by that certain Omnibus Amendment dated as of June 30, 2007, as further amended by that certain Omnibus Amendment #2 dated as of March 19, 2008, and as further amended by the certain Omnibus Amendment #3 dated as of February 2, 2012 (as amended, the “Development Agreement”);

WHEREAS, the Company and BSN entered into that certain Technology License Agreement dated as of December 30, 2005, as amended by that certain Omnibus Amendment dated as of June 30, 2007, as further amended by that certain Omnibus Amendment #2 dated as of March 19, 2008, and as further amended by the certain Omnibus Amendment #3 dated as of February 2, 2012 (as amended, the “License Agreement”);

WHEREAS, on the date hereof, BSN, Cardiac Pacemakers, Inc., Boston Scientific Corporation and the Company entered into an Asset Purchase Agreement, pursuant to which BSN shall purchase and the Company shall sell certain of the Company's intellectual property assets (the “Asset Purchase Agreement”); and

WHEREAS, in connection with the Asset Purchase Agreement, the Company and BSN desire to modify certain provisions of the Development Agreement and the License Agreement primarily to eliminate the milestone payment and royalty payment obligations of BSN thereunder.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises made herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

I.          AMENDMENTS TO DEVELOPMENT AGREEMENT.

1.1 .     Amendment of Section 10.1(a). The Company and BSN agree that Subsection 10.1(a) of the Development Agreement is hereby amended in its entirety to read as follows:

"(a) [Intentionally Omitted]."

1.2.      Amendment of Section 10.1(b). The Company and BSN agree that Subsections 10.1(b)(iii), (iv) and (v) of the Development Agreement are hereby amended in their entirety to read as follows:

"(iii) [Intentionally Omitted].

(iv) [Intentionally Omitted].

(v) [Intentionally Omitted]."

1.3.      Amendment of Section 10.3. The Company and BSN agree that Subsection 10.3 of the Development Agreement is hereby amended in its entirety to read as follows:

"10.3 [Intentionally Omitted]."

1.4       Amendment of Section 11.7. The Company and BSN agree that Subsection 11.7 of the Development Agreement is hereby amended in its entirety to read as follows:

"11.7 [Intentionally Omitted]."

1.5       JHU Agreements. Notwithstanding the amendment of Section 10.1(b) of the Development Agreement as set forth above, the Company and BSN agree that, solely with respect to a Lead meeting the Lead Requirements that incorporates intellectual property licensed to the Company under one of the JHU Agreements and sublicensed to BSN under the License Agreement, BSN shall pay the Company [***]; provided, however, that any such amount paid by BSN to the Company pursuant to this section shall in turn be paid by the company to JHU under the JHU Agreements. Capitalized terms that are used in this section but are not otherwise defined in this Amendment shall have the meanings given to such terms in the Development Agreement.

II.	AMENDMENTS TO LICENSE AGREEMENT.

2.1       Amendment of Section 3. The Company and BSN agree that Section 3 of the License Agreement is hereby amended in its entirety to read as follows:

"3. [Intentionally Omitted]."

[***] Indicates portions of this exhibit that have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

2.2     Amendment of Section 9. The Company and BSN agree that Section 9 of the License Agreement is hereby amended in its entirety to read as follows:

"9. Assignability. This Agreement shall not be assigned by Licensor by operation of law or otherwise, except that the Licensor may assign all or any of its rights and obligations hereunder to (i) any Affiliate of Licensor, and (ii) a person that acquires all of the capital stock, or substantially all of the assets, of Licensor, or of the division or business unit or Affiliate of Licensor responsible for the Licensed Technology. This Agreement shall not be assigned by Licensee by operation of law or otherwise, except that Licensee may assign all or any of its rights and obligations hereunder to (i) any Affiliate of Licensee, and (ii) a person that acquires all of the capital stock, or substantially all of the assets, of Licensee, or of the division, business unit or Affiliate of Licensee responsible for the Licensed Technology."

2.3       Amendment of Exhibit A. The Company and BSN agree that Exhibit A of the License Agreement is hereby amended in its entirety to read as follows:

"[Intentionally Omitted]"

2.4       JHU Agreements. Notwithstanding the amendments of Section 3 and Exhibit A of the License Agreement as set forth above, the Company and BSN agree that, solely with respect to a lead, lead-related product or implantable pulse generator that is a Licensed Product because it incorporates intellectual property that is licensed to the Company under one of the JHU Agreements and sublicensed to BSN under the License Agreement, BSN shall pay the Company, [***]; provided, however, that any such amount paid by BSN to the Company pursuant to this section shall in turn be paid by the Company to JHU under the JHU Agreements. Capitalized terms that are used in this section but are not otherwise defined in this Amendment shall have the meanings given to such terms in the License Agreement.

III.       MISCELLANEOUS.

3.1.      No Other Amendments. Except to the extent amended hereby, all of the definitions, terms, provisions and conditions set forth in each of the Development Agreement and the License Agreement are hereby ratified and confirmed and shall remain in full force and effect.

3.2.      Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Amendment shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Amendment, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Amendment, except as expressly provided in this Amendment.

[***] Indicates portions of this exhibit that have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

3.3.      Governing Law. This Amendment shall for all purposes be construed in accordance with and governed by the laws of the State of California.

3.4.      Counterparts. This Amendment may be executed in two or more counterparts and the signatures delivered by facsimile, each of which shall be deemed an original, with the same effect as if the signatures were upon the same instrument and delivered in person.

3.5.      Severability. If one or more provisions of this Amendment are held to be unenforceable under applicable law, such provision shall be excluded from this Amendment and the balance of the Amendment shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

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In Witness Whereof, the parties have caused this Amendment to be executed and delivered by their duly authorized representatives, all as of the day and year written above.

MRI INTERVENTIONS, INC.

By:	/s/ Kimble Jenkins
Name:Kimble Jenkins
Title:Chief Executive Officer

BOSTON SCIENTIFIC NEUROMODULATION CORPORATION

By:	/s/ Tony McAnally
Name: Tonay McAnally
Title: VP Finane